Comerica Incorporated

Goldman Sachs Financial Services Conference December 10 - 11, 2013

Ralph W. Babb, Jr.
Chairman and Chief Executive Officer

Karen Parkhill
Vice Chairman and CFO

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and "Item 1A. Risk Factors" beginning on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

- 21st largest U.S. financial holding company[1]
- $65 billion in assets
- Strong presence in Texas, California, and Michigan
- Three primary lines of business: Business Bank, Retail Bank, and Wealth Management
- Founded 164 years ago
- Strong capital position
  - Estimated Basel III Tier 1 common capital ratio[3]: 10.4%

Business Line Average Loan Balances[2]



Business Bank
$34.2B
77%
Retail Bank
$5.3B
12%
Wealth Management
$4.6B
11%

Geographic Average Loan Balances[2]



California
$14.0B
32%
Texas
$9.9B
22%
Michigan
$13.3B
30%
Other Markets
$6.9B
16%

At 9/30/13 • [1]Source: SNL Financial • [2]3Q13 average balances • [3]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

3

Positioned in Larger, Faster Growing Markets

Located in 7 of the Top 10 Most Populous Cities[1]



New York 8.34
Los Angeles 3.86
Chicago 2.71
Houston 2.16
Philadelphia 1.55
Phoenix 1.49
San Antonio 1.38
San Diego 1.34
Dallas 1.24
San Jose 0.98

State GDP Growth 2012 vs. 2011[2]



O - Ranking Based on 2012 GDP Dollars
4.8%
3.5%
US Average:2.5%
2.2%
#2
#1
#13
Texas
California
Michigan

[1]Chart: Population in millions. Source: US Census Bureau, released in 2013 • [2]Source: US Bureau of Economic Analysis. 2012 advance statistics, released 6/6/13

Comerica Bank

4

Focus on Growth in California and TexasMaintain Leadership Position in Michigan 5 7.7 9.6 10.1 2011 2012 YTD 2013 Average Loan Balances 7.8 10.0 10.1 2011 2012 YTD 2013 Average Deposit Balances 11.8 12.7 13.8 2011 2012 YTD 2013 Average Loan Balances 12.7 14.6 14.5 2011 2012 YTD 2013 Average Deposit Balances 13.9 13.6 13.5 2011 2012 YTD 2013 Average Loan Balances 18.5 19.6 20.3 2011 2012 YTD 2013 Average Deposit Balances +9% +8% +5% -2% Growth percentage is shown as the compound annual growth rate +17% +16% Fourth Quarter Loan UpdateSoft Economy, Customer Cautiousness & Continued Discipline 6 $ in billions● 4Q13 average balance through 11/30/13. These results are preliminary and subject to change ● 1Utilization of commercial commitments as a percentage of total commercial commitments at period end ● 2MBA Origination Volumes $ in billions - Source: Mortgage Banker Association Mortgage Finance Forecast as of 11/26/13 ● 3Inventory days on hand 4Q13 balance as of 10/31/13. Source: Automotive News Mortgage Banker Finance2Trend Reflects Falling Refinance Volumes 2.0 2.1 1.7 1.8 1.6 1.1 200 300 400 500 600 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 thru11/30 MBA Mortgage Origination Volumes Quarter to Date Loan TrendsAverage Loans Stable with 3Q  National Dealer normal season rebound  Mortgage Banker decline continued – in line with industry volume  Commitments and utilization rate stable  Continued pressure on yield from low rate environment and portfolio mix shift  Positive trend with period end balances higher than average balances 23.8 24.8 24.2 24.9 23.5 23.6 49.4 50.3 50.6 51.2 51.8 52.0 35% 45% 55% 65% 3Q12 4Q12 1Q13 2Q13 3Q13 11/30/13 Outstandings Commitments Utilization Commitments and Outstandings1 +5% 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.1 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.1 54 54 50 52 54 58 58 59 60 61 63 77 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13thru11/30Floor PlanIndustry: Inventory Days Supply (Period End) National Dealer Services34Q Rebound in Line With Seasonality

At 9/30/13 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 9/30/13, as filed with the SEC ● 2Source: SNL Financial ● 3Source: SNL Financial. Average balances Faster Loan Re-pricing/Maturity Date2 0% 20% 40% 60% 80% 100% CMA FHN KE Y RF MTB FITB HBA N STI BOK F ZIO N SNV BBT Less Than 3 Months Greater Than 3 Months 7  Floating rate loans: ≈85% (primarily 30-day LIBOR)  Rate floors: ≈5%  Securities: ≈15% of earning assets  Relatively large deposit base  Balance sheet is not currently hedged with interest rate swaps Interest Rate Sensitivity1Gradual 200 bps Rate Rise Interest Rate Sensitivity Positioned for Rising Rates 172 178 181 187 210 3Q12 4Q12 1Q13 2Q13 3Q13 Noninterest-Bearing as a Percentof Total Deposits3 26% 27% 27% 2 9% 30% 32% 33% 3 6% 38% 38% 4 1% 4 5% SNV BBT FHN HBA N STI FITB R F MTB KEY BOK F ZIO N CMA Comerica is Asset Sensitive Superior Credit Performance Reflection of Disciplined Growth 8 NCO Ratio: Lower Than Peer Average1 0 1 2 3 4 5 6 2008 2009 2010 2011 2012 1Q13 2Q13 3Q13 Peer Range Peer Average CMA At 9/30/13 ● 1Source: SNL Financial ● 2Quarterly allowance for loan losses as divided by the last twelve months (LTM) of net loan charge-offs 0.01 0.09 0.18 0.28 0 .36 0.40 0 .46 0.47 0.4 9 0.49 0.5 3 0.60 BOK F ZIO N CMA KE Y MTB FHN ST I SNV FITB BB T HBA N RF 3Q13 NCO Ratio1  Credit metrics at or below historical normal levels  Consistent credit underwriting policies  Positive credit migration reflected in loan yields  Robust credit portfolio analytics assist in navigating the cycles 335% 370% 414% 507% 623% 3Q12 4Q12 1Q13 2Q13 3Q13 Allowance Coverage Ratio for LTM of Net Loan Charge-offs2 Strong Credit Culture

Emphasis on Cross-sell of Products and ServicesShould Increase Noninterest Income 9 Noninterest Income At 9/30/13 ● Charts: $ in millions ● 1Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income ● 2Source: The Nilson Report July 2013 Growing Card Revenue 184 191 185 191 195 13 13 15 17 19 197 204 200 208 214 3Q12 4Q12 1Q13 2Q13 3Q13 Customer-Driven Noncustomer-Driven1 +9% 9.5 9.8 10.3 11.3 11.5 3Q12 4Q12 1Q13 2Q13 3Q13 Commercial Card Government Card +21% Comerica Commercial Card Rankings The Nilson Report 2012 rankings2: Prepaid commercial cardsFleet cardsOverall commercial card issuersPurchasing cards Corporate cards 424 425 416 416 417 449 427 416 416 417 3Q12 4Q12 1Q13 2Q13 3Q13 Restructuring Disciplined Expense ManagementLarge Enough to Benefit From Economies of Scale 10 $4,738 $4,856 $5,339 $5,376 $5,479 $5,549 $5,577 $5,873 $6,055 $6,204 $6,504 $7,252 HBAN RF ZION BBT MTB SNV FHN BOKF KEY FITB STI CMA Noninterest Expense -7% At 9/30/13 ● Left chart: $ in millions ● Right chart: $ in thousands. Source: SNL Financial Assets Per Employee Compared to Peers

Sustainable Reduction in Costs

Number of Employees (FTE)



Legacy Sterling
10,186
9,330
9,001
9,397
536
8,861
9,035
8,918
-12%
2008
2009
2010
2011
2012
3Q13

Energy Use (MWh)



Legacy Sterling
156,123
153,452
145,771
149,005
148,266
145,941
15,450
13,978
-7%
2008
2009
2010
2011
2012
2Q13[1]

Real Estate Square Footage[2]



Legacy Sterling
5,989
5,545
5,435
625
610
580
5,722
5,639
5,515
5,364
4,935
4,855
-5%
2008
2009
2010
2011
2012
2Q13

[1]Rolling four quarters ending on 6/30/13 • [2]In thousands

Comerica Bank

11

Opportunities to Realize Operating Leverage

Efficiency Ratio



59%
66%
69%
67%
72%
69%
67%
20 year average: 59%
Long-Term Goal[1]:
Below 60%
2007
2008
2009
2010
2011
2012
YTD 2013

Return on Average Assets (ROA)



1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
0.89%
Long-Term Goal[1]:
Above 1.30%
2007
2008
2009
2010
2011
2012
YTD 2013

Revenue Opportunities

- Introducing new and enhanced treasury management products
- Cross-sell to expand relationships
- Expand Trust Alliance to grow fiduciary fees
- Allocating resources to faster growing markets & businesses

Expense Opportunities

- Utilizing technology to improve productivity
- Selective outsourcing of services
- Lower pension expense as long rates rise

Headwinds/ Challenges

- Impact from continued low rate environment
- Declining purchase accounting accretion
- Increasing healthcare & regulatory costs

[1]Goal as of 12/9/13

Comerica Bank

12

Proposed Basel III Liquidity Coverage Ratio (LCR)
Estimate is Currently Compliant on a Fully Phased-In Basis

Estimated Liquidity Coverage Ratio
as of September 30, 2013


≈$12.1B
≈$11.5B
$5.6B
Excess Liquidity
≈105%
Cash, Treasuries, MBS (partial credit)
Deposit runoff, Committed line utilization, Contractual loan maturity (inflow)
High Quality Liquid Assets
Net Cash Outflows

Actions Being Taken in Anticipation of Final Rule

- Business lines continue to assess product and pricing strategy under proposed rules
- Developing funding and investment composition strategies
  - Currently, investing pre-payments from MBS portfolio into Tier I high quality liquid assets (HQLA), such as GNMA securities

Regional Bank Benefit

Highest daily liquidity requirement during 21-days for non-advanced banks (including CMA), as opposed to a 30-days for advanced banks. Effectively resulting in a 70% LCR requirement (Modified Requirement)

At 9/30/13 • The Liquidity Coverage Ratio (LCR) is a proposed regulatory ratio that is not a GAAP financial measure, and there is no comparable GAAP financial measure. Comerica estimates its LCR based on a preliminary analysis of the proposed rule, Basel III guidelines published to date and other factors. According to the proposed rule, the LCR is generally to be calculated by dividing unencumbered, high quality liquid assets by the estimate of net cash outflows over an acute 21-day stressed time period. The estimated LCR is preliminary and subject to further analysis and final rulemaking; accordingly, there may be significant changes to the method used to calculate the LCR in the future which could materially impact the current estimate. For a further discussion of the Basel III regulatory framework, see the Company's Form 10Q for the quarter ended 9/30/13, as filed with the SEC.

Comerica Bank
13

Approach Capital from a Position of Strength

Benefit From Regional Bank Size in New Capital Rules

- Option to opt out of AOCI
- Less onerous RWA calculation through Standardized Approach
- Possible lower D-SIB buffer
- Not subject to Supplementary Leverage Ratio

Tangible Common Equity Ratio[1]


10.61
9.92
9.87
9.73
9.42
8.97
8.96
8.36
8.08
7.90
7.82
6.93
SNV
KEY
CMA
BOKF
FITB
RF
HBAN
STI
MTB
ZION
FHN
BBT

Well Above the Minimum Regulatory Standard[2]


10.4%
Regulatory Standard: 8.5%
10.4%
Regulatory Standard: 7.0%
Basel III Tier 1 Common
Basel III Tier 1

At 9/30/13 • [1]Source: SNL Financial• [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Comerica Bank
14

Active Capital ManagementContinue to Repurchase Shares 15 1,125 2,884 2,928 3,118 2,090 1,910 1,714$29 $30 $31 $30 $34 $38 $42 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Share Repurchases Per Quarter Shares Repurchased2 Weighted Average Purchase Price $33 $88 $90 $93 $71 $72 $72 Total $375 million2012 Capital Plan 2013 Capital Plan To Date  2013 Capital Plan target1:• Up to $288MM share repurchase over four quarters (2Q13 through 1Q14) • 2Q13 & 3Q13: 3.6MM shares repurchased ($144MM) Total Repurchase ($ in millions) Shareholder Payout 47% 79% 77% 72% 70% 19% 21% 24% 22% 21% FY11 FY12 1Q13 2Q13 3Q13 Shares Repurchased Dividend 1Outlook as of 12/9/13 ● 2Shares in thousands. Shares repurchased under share repurchase program • One of the Highest Payouts in peer group• Strong capital base; Well positioned for Basel III capital rules Active in Managing Capital • Strong credit culture leads to solid credit metrics• Weathered cycle well relative to peers Maintaining Asset Quality • 200 bps increase in rates expected to result in >10% increase in net interest income1 Positioned for Rising Rates • Positioned in faster growing markets andindustries• Cross sell helping to drive fee income Growing Loans & Fee Income • Lowest cost deposits and largest percentage of funding from DDA among peers• Holding new and renewed loan spreads Maintaining Pricing Discipline • Continued tight expense controlControlling Expenses 16 As of 9/30/13 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 9/30/13, as filed with the SEC Well Positioned for the Future

Appendix Financial Summary 18 3Q13 2Q13 3Q12 Diluted income per common share1 $0.78 $0.76 $0.61 Net interest income $412 $414 $427 Loan accretion 8 7 15 Provision for credit losses 8 13 22 Noninterest income 214 208 197 Noninterest expenses 417 416 449 Restructuring expenses -- -- 25 Net income 147 143 117 Total average loans $44,094 $44,893 $43,597 Total average deposits 51,865 51,448 49,845 Tier 1 common capital ratio2 10.72% 10.43% 10.37% Basel III Tier 1 common capital ratio2,3 10.4% Average diluted shares (millions) 187 187 191 $ in millions, except per share data ● 1Calculated using net income attributable to common shares ● 2See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures ● 3Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Third Quarter 2013 Results
Key Performance Drivers


Diluted EPS
Earnings Per Common Share
+3%
$0.61
$0.68
$0.70
$0.76
$0.78
+28%
3Q12
4Q12
1Q13
2Q13
3Q13


Total Revenue
Net Interest Income
Noninterest Income
624
628
616
622
626
197
204
200
208
214
427
424
416
414
412
3Q12
4Q12
1Q13
2Q13
3Q13


Provision for Credit Losses
22
16
16
13
8
3Q12
4Q12
1Q13
2Q13
3Q13


Noninterest Expense
Restructuring
449
427
416
416
417
424
425
416
416
417
3Q12
4Q12
1Q13
2Q13
3Q13

$ in millions, except per share data

Comerica Bank

19

Loans by Business and Market

By Line of Business	3Q13	2Q13	3Q12
Middle Market			
General	$13.2	$13.5	$13.1
Energy	2.9	3.0	2.6
National Dealer Services	4.9	5.1	4.3
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.0	1.9	1.8
Environmental Services	0.8	0.8	0.7
Total Middle Market	$24.4	$24.9	$23.1
Corporate Banking			
US Banking	2.7	2.7	3.0
International	1.7	1.7	1.8
Mortgage Banker Finance	1.6	1.8	2.0
Commercial Real Estate	3.8	3.8	3.9
BUSINESS BANK	**$34.2**	**$34.9**	**$33.8**
Small Business	3.6	3.6	3.5
Retail Banking	1.7	1.7	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.3**
Private Banking	4.6	4.7	4.5
WEALTH MANAGEMENT	**$4.6**	**$4.7**	**$4.5**
TOTAL	**$44.1**	**$44.9**	**$43.6**

By Market	3Q13	2Q13	3Q12
Michigan	$13.3	$13.6	$13.5
California	14.0	13.9	12.9
Texas	9.9	10.2	9.6
Other Markets	6.9	7.2	7.6
TOTAL	**$44.1**	**$44.9**	**$43.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

20

Deposits by Business and Market

By Line of Business	3Q13	2Q13	3Q12
Middle Market			
General	$14.0	$13.8	$14.1
Energy	0.5	0.5	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.1	5.0	5.2
Environmental Services	0.2	0.2	0.1
Total Middle Market	$20.1	$19.8	$20.2
Corporate Banking			
US Banking	2.4	2.6	1.9
International	1.8	1.6	1.4
Mortgage Banker Finance	0.6	0.7	0.5
Commercial Real Estate	1.4	1.3	1.1
BUSINESS BANK	**$26.3**	**$26.0**	**$25.1**
Small Business	2.7	2.7	2.6
Retail Banking	18.6	18.5	18.1
RETAIL BANK	**$21.3**	**$21.2**	**$20.7**
Private Banking	3.8	3.7	3.7
WEALTH MANAGEMENT	**$3.8**	**$3.7**	**$3.7**
Finance/ Other	0.5	0.5	0.4
TOTAL	**$51.9**	**$51.4**	**$49.9**

By Market	3Q13	2Q13	3Q12
Michigan	$20.5	$20.1	$19.6
California	14.6	14.7	15.0
Texas	10.3	10.2	9.9
Other Markets	6.0	5.9	5.0
Finance/ Other	0.5	0.5	0.4
TOTAL	**$51.9**	**$51.4**	**$49.9**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

21

Diverse Geography & Industry Expertise
Positioned For Long-Term Growth

Diverse Loan Portfolio


Mortgage Banker $1.6B 4%
Commercial Real Estate $3.8B 9%
Corporate Banking $4.4B 10%
Small Business $3.6B 8%
Retail Banking $1.7B 4%
Tech. & Life Sciences $2.0B 5%
Private Banking $4.6B 10%
National Dealer $4.9B 11%
Environmental Services $0.8B 2%
Energy $2.9B 7%
Entertainment $0.6B 1%
General Middle Market $13.2B 29%
= Total Middle Market (55%)

Business Line Deposit Balances


Finance/ Other $0.5B 1%
Retail Bank $21.3B 41%
Business Bank $26.3B 51%
Wealth Management $3.8B 7%

Geographic Deposit Balances


Other Markets $6.0B 12%
California $14.6B 28%
Finance & Other $0.5B 1%
Texas $10.3B 20%
Michigan $20.5B 39%

3Q13 average balances

Comerica Bank

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23 General Middle Market At 9/30/13 ● Charts: $ in billions ● 1Comerica ranking in MI, CA and TX among top five competitors for companies with $20-500 million in revenues 8.9 8.9 9.2 9.6 9.8 10 .6 10.9 11. 4 11.2 11.2 12 .1 12.7 13 .5 13.5 14. 1 14.6 14.1 13.8 14.0 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Average Deposits 16.5 15.9 15.0 14.2 13.6 13.4 13.0 13.0 13.0 13.2 13.1 13.0 13.0 13.1 13.1 13.2 13. 4 13.5 13.2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Recognized for ExcellenceGreenwich Associates first half 2013 survey of Middle Market Banking customers1: Overall Customer SatisfactionEase of doing businessCapability of senior relationship managerReputation as a leader for Investment Banking, Credit & International Services Overall satisfaction of branch performance  Avg. customer tenure: 10+ years  51% of customers >10 years:  60% of Michigan customers  52% of California customers  31% of Texas customers  ≈30% of Michigan customers have been with Comerica for more than 25 years Long-Tenured, Deep Relationships Average Loans Mortgage Banker Finance  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships Average Deposits 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Average Loans At 9/30/13 ● Charts: $ in millions 24

National Dealer Services Line of Business 25 Toyota/Lexus18% Honda/Acura 15% Ford 9% GM 10% Chrysler 8% Mercedes 3%Nissan/ Infiniti 8% Other European 9% Other Asian 10% Other210%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Majority are “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 61% Texas 8%Michigan 18% Other 12% 3.5 3.5 3.5 4.3 4.9 5.1 4.9 4.92009 2010 2011 2012 1Q13 2Q13 3Q13 3Q13 Loan Balances ($ in Billions) Average Period End 1Franchise distribution based on 9/30/13 period-end (PE) outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans). Franchise Distribution1 Natural Gas Oil Mixed Midstream13% Service15% Energy 26 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Average Loans Average Deposits  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Exploration & Production 72% At 9/30/13 ● Charts: $ in millions ● 1Based on 3Q13 period-end loans outstanding 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Diverse Customer Base1

Technology and Life Sciences  20+ year history  Products and services tailored to meet the needs of emerging technology and life science companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans Average Deposits 1,71 6 1,52 1 1,37 1 1,28 0 1,09 8 1,14 7 1,12 0 1,16 2 1,19 3 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1,91 3 2,02 4 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 2,64 9 2,72 7 2,85 6 3,19 8 3,26 9 3,42 4 3,34 5 3,49 8 3,73 0 4,11 6 4,23 1 4,44 0 4,70 3 5,06 5 5,20 8 5,16 6 5,02 6 4,99 6 5,05 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 At 9/30/13 ● Charts: $ in millions 27 28 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 3,75 2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 4 quarters 4,248 4,345 4,655 4,703 4,817 3Q12 4Q12 1Q13 2Q13 3Q13 +13% At 9/30/13 ● Charts: $ in millions ● 1Includes CRE line of business loans not secured by real estate ● 2Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments2 Commercial Real Estate Line of Business 1

Shared National Credit Relationships

- Approximately 865 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approximately 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

September 30, 2013: $9.2B


Environmental Services $0.3B 4%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.5B 6%
Entertainment $0.3B 3%
Corporate $2.5B 27%
Energy $2.6B 28%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.1B 23%
= Total Middle Market (65%)

Period-end outstandings as of 9/30/13 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank
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Nonperforming Assets

September 30, 2013
Nonaccrual Loans $437MM
By Business


Commercial Real Estate $100MM
Corporate $2MM
Private Banking $44MM
Middle Market $111MM
Small Business $85MM
Other $95MM

Nonperforming Assets of $478MM, a $22MM decrease, included:
- Nonaccrual loans decreased $12MM
- Foreclosed Property decreased to $19MM

Troubled Debt Restructurings (TDRs) of $205MM, included:
- $60MM Performing Restructured
- $22MM Reduced Rate
- $123MM Nonaccrual TDR

Nonperforming Assets


Nonperforming Assets as a Percentage of Total Loans + ORE
755
595
555
500
478
1.71
1.29
1.23
1.10
1.08
3Q12
4Q12
1Q13
2Q13
3Q13

Charts: $ in millions • 3Q13 compared to 2Q13

Comerica Bank
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Government Card Programs

Growing Average Noninterest-Bearing Deposits



US Treasury Program
State Card Programs
185
290
532
650
720
948
1,189
2007
2008
2009
2010
2011
2012
YTD 2013

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 4.5 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients
  - 95% of Direct Express card holders report they are satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 9/30/13 • Chart: $ in millions • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a June 2012 survey. Source: U.S. Department of the Treasury • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

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Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 69%
2012
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

[1]Goal as of 12/9/13

Comerica Bank

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Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	BOK Financial	A-	A2	A	A (low)
	M&T Bank	A-	A3	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	Fifth Third	BBB+	Baa1	A	A (low)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Huntington	BBB	Baa1	A-	BBB
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	First Horizon National Corp	BB+	Baa3	BBB-	
	Synovus Financial Corp	BB-	B1	BB	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A3	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 12/3/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank
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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Tier 1 and Tier 1 common capital[1]	6,862	6,800	6,748	6,705	6,685
Risk-weighted assets[1]	64,027	65,220	65,099	66,115	64,486
Tier 1 and Tier 1 common capital ratio	***10.72%***	***10.43%***	***10.37%***	***10.14%***	***10.37%***
Total shareholders' equity	$6,969	$6,911	$6,988	$6,942	$7,084
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	18	20	21	22	25
Tangible common equity	$6,316	$6,256	$6,332	$6,285	$6,424
Total assets	$64,670	$62,947	$64,885	$65,069	$63,000
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	18	20	21	22	25
Tangible assets	$64,017	$62,292	$64,229	$64,412	$62,340
Tangible common equity ratio	***9.87%***	***10.04%***	***9.86%***	***9.76%***	***10.30%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank
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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio

	9/30/13
Tier 1 common capital	$6,862
Basel III adjustments[2]	(4)
Basel III Tier 1 common capital[2]	$6,858
Risk-weighted assets[1]	$64,027
Basel III adjustments[2]	1,713
Basel III risk-weighted assets[2]	$65,740
Tier 1 common capital ratio	10.7%
Basel III Tier 1 common capital ratio[2]	10.4%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

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